Exhibit 10.11

AMENDMENT NO. 1 TO

CERTIFICATE OF DESIGNATION OF

8.0% CONVERTIBLE PREFERRED STOCK

OF

PLAINS OFFSHORE OPERATIONS INC.

PLAINS OFFSHORE OPERATIONS INC., a Delaware corporation (the “Company”), does hereby certify that:

FIRST: A Certificate of Designation of 8.0% Convertible Preferred Stock of the Company (the “Certificate of Designation”) was filed with the Secretary of State of the State of Delaware on November 17, 2011.

SECOND: This Amendment No. 1 (this “Amendment”) to the Certificate of Designation was duly approved by (i) the Board of Directors of the Company, (ii) the holders of a majority of the outstanding shares of 8.0% Convertible Preferred Stock, par value $0.001 per share and (iii) the holders of the outstanding shares of the Company’s Class B Common Stock, par value $0.001 per share.

NOW, THEREFORE, the Certificate of Designation is hereby amended as follows:

1.     Section 1(a). Section 1(a) of the Certificate of Designation is hereby amended and restated it in its entirety as follows:

“1.     Designation and Amount; Ranking

(a)     There shall be created from the 1,500,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the “8.0% Convertible Preferred Stock,” par value $0.001 per share (the “Preferred Stock”), and the authorized number of shares of Preferred Stock shall be 474,000.”

2.     Full Force and Effect. Except as amended hereby, the Company confirms that all provisions of the Certificate of Designation remain in full force and effect as originally written. Any references set forth in any document delivered in connection with the Certificate of Designation shall be deemed to include a reference to the Certificate of Designation as amended by this Amendment, whether or not so stated in the document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed and attested this 15th day of January, 2014.

PLAINS OFFSHORE OPERATIONS INC.

By:	/s/ Marc A. Hensel
Name: Marc A. Hensel
Title: Vice President

Attest:

By:	/s/ Kimberly Osburn Warnica
Name: Kimberly Osburn Warnica
Title: Assistant Secretary

[Signature Page to Amendment No. 1 to Certificate of Designation]